UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported): January 7, 2003

MYLAN LABORATORIES INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-9114	25-1211621
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)
130 Seventh Street, 1030 Century Building, Pittsburgh, PA 15222
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (412) 232-0100

Item 5. Other Events.

        On January 7, 2003, the Registrant issued a press release entitled “Mylan Announces Three-For-Two Stock Split,” a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (a)     Financial statements of businesses acquired.

              None.

     (b)     Pro forma financial information.

              None.

     (c)     Exhibits.

              99.1   News Release dated January 7, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN LABORATORIES INC. By: /s/ Roger L. Foster Roger L. Foster Secretary

DATE:   January 13, 2003
Pittsburgh, Pennsylvania